UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2009
Flagstar Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Michigan	1-16577	38-3150651
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification No.)

5151 Corporate Drive, Troy, Michigan		48098
(Address of principal executive offices)		(Zip Code)
(248) 312-2000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
On February 27, 2009, Flagstar Bancorp, Inc. (“Flagstar”) entered into a Second Purchase Agreement with MP Thrift Investments L.P. (“MatlinPatterson”), an entity formed by MP (Thrift) Global Partners III LLC, an affiliate of MatlinPatterson Global Advisers LLC (the “Second Purchase Agreement”), pursuant to which Flagstar raised $25 million through the direct sale to MatlinPatterson of Flagstar’s Convertible Participating Voting Preferred Stock, Series B (the “Preferred Stock”). Flagstar entered into the Second Purchase Agreement as part of a closing agreement that it entered into with MatlinPatterson on January 30, 3009, pursuant to which MatlinPatterson agreed to purchase $100 million in equity capital from Flagstar in addition to the $250 million in equity capital purchased by MatlinPatterson on January 30, 2009. With the investment reported herein and the $25 million investment consummated on February 17, 2009, MatlinPatterson has invested $50 million of the $100 million in equity capital. Flagstar anticipates that the final investment of $50 million from MatlinPatterson, in the form of trust preferred securities convertible into Flagstar common stock, will close in March. The terms and conditions of the closing agreement are more fully described in Item 1.01 of Flagstar’s Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 2, 2009 (the “Prior Form 8-K”), which description is incorporated herein by reference. The applicable terms and preferences attached to the Preferred Stock are more fully described in Item 1.01 of Flagstar’s Form 8-K filed with the SEC on December 19, 2008, which description is incorporated herein by reference.
Under the terms of the Second Purchase Agreement, MatlinPatterson purchased 25,000 shares of the Preferred Stock at a purchase price and liquidation preference of $1,000 per share. After receipt of stockholder approval to increase the number of authorized shares of Flagstar common stock, the Preferred Stock will automatically convert into 31,250,000 shares of Flagstar’s common stock at a conversion price of $0.80 per share of common stock, subject to customary anti-dilution provisions. Also, pursuant to the Second Purchase Agreement, Flagstar has agreed to file a registration statement covering the common stock acquired upon conversion of the Preferred Stock. The description of the Second Purchase Agreement is a summary and does not purport to be a complete description of all of the terms of such agreements, and is qualified in its entirety by reference to the Second Purchase Agreement attached hereto as Exhibit 10.1.
Item 3.02 Unregistered Sales of Equity Securities.
As described in Item 1.01 hereof (which description is incorporated herein by reference), Flagstar sold 25,000 shares of Preferred Stock to MatlinPatterson at a purchase price and liquidation preference of $1,000 per share, which is the second portion of the $100 million investment by MatlinPatterson previously reported in Item 3.02 of the Prior Form 8-K. The Preferred Stock was offered and sold to MatlinPatterson in an offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) under Section 4(2) of the Securities Act. As described above in Item 1.01, upon approval of Flagstar’s stockholders, each share of Preferred Stock will automatically convert into 31,250,000 shares of Flagstar’s common stock at a conversion price of $0.80 per shares of common stock, subject to customary anti-dilution provisions.
Item 8.01. Other Events.
On February 27, 2009, Flagstar issued a press release announcing the closing of a previously announced transaction described in Item 1.01 above under the closing agreement. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Additional Information
In connection with the proposed MatlinPatterson investment, a definitive proxy statement relating to certain of the matters discussed in this Form 8-K is expected to be filed with the SEC. When filed, copies of the definitive proxy statement and other related documents may be obtained free of charge on the SEC website (www.sec.gov). FLAGSTAR’S SHAREHOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Shareholders are encouraged to read the definitive proxy statement when filed, and Flagstar notes that the shareholder meeting on the matters discussed in the definitive proxy statement will occur after the closing of the MatlinPatterson investment and the issuance of the voting preferred stock which provides MatlinPatterson with the ability to control the vote at any shareholder meeting. Flagstar, its directors, executive officers and certain members of management and employees may be considered “participants in the solicitation” of proxies from Flagstar’s shareholders in connection with certain of the matters discussed in this Form 8-K. Information regarding such persons and their interests in Flagstar is contained in Flagstar’s proxy statements and annual reports on Form 10-K filed with the SEC. Shareholders and investors may obtain additional information regarding the interests of Flagstar and its directors and executive officers in the matters discussed in this Form 8-K, which may be different than those of Flagstar’s shareholders generally, by reading the definitive proxy statement and other relevant documents regarding the matters discussed in this Form 8-K, which are expected to be filed with the SEC.
The information contained in this release is not intended as a solicitation to buy Flagstar’s stock and is provided for general information. This Form 8-K contains certain statements that may constitute “forward-looking statements” within the meaning of federal securities laws. These forward-looking statements include statements about the company’s beliefs, plans, objectives, goals, expectations, anticipations, estimates, and intentions, that are subject to significant risks and uncertainties, and are subject to change based upon various factors (some of which may be beyond Flagstar’s control). The words “may,” “could,” “should,” “would,” “believe,” and similar expressions are intended to identify forward-looking statements.
Item 9.01 Financial Statements and Exhibits
          (c) The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Description

10.1	Second Purchase Agreement, effective as of February 27, 2009, by and between Flagstar and MatlinPatterson

99.1	Press Release dated February 27, 2009.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLAGSTAR BANCORP, INC.
Dated: February 27, 2009	By:	/s/ Paul D. Borja
Paul D. Borja
Executive Vice-President and Chief Financial Officer